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                                                                     Exhibit 4.3

                               THE CORPORATEPLAN
                               FOR RETIREMENT(SM)

                          (PROFIT SHARING/401(K) PLAN)

                           A FIDELITY PROTOTYPE PLAN

                  NON-STANDARDIZED ADOPTION AGREEMENT NO. 001
                                  FOR USE WITH
                      FIDELITY BASIC PLAN DOCUMENT NO. 07

THE CORPORATEPLAN FOR RETIREMENT(SM), BASIC PLAN DOCUMENT NO. 07, AND RELATED ADOPTION AGREEMENTS HAS NOT YET RECEIVED APPROVAL FROM THE INTERNAL REVENUE SERVICE FOR USE AS A PROTOTYPE PLAN. THE CORPORATEPLAN FOR RETIREMENT(SM) WAS SUBMITTED IN APRIL OF 1998 TO THE INTERNAL REVENUE SERVICE AS A MINOR MODIFIER TO FIDELITY BASIC PLAN DOCUMENT NO. 14. THE DOCUMENT IS CONSIDERED AN INDIVIDUALLY-DESIGNED PLAN UNTIL IT IS APPROVED BY THE INTERNAL REVENUE SERVICE. REVISIONS TO THE BASIC PLAN DOCUMENT AND/OR ADOPTION AGREEMENT MAY BE REQUIRED BY THE INTERNAL REVENUE SERVICE AS PART OF THE APPROVAL PROCESS. IF REVISIONS ARE REQUIRED, THE APPROVED DOCUMENT WILL BE DISTRIBUTED TO ADOPTING EMPLOYERS AND MUST BE RE-EXECUTED BY THEM WITHIN A SPECIFIED TIME PERIOD.


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                              ADOPTION AGREEMENT
                                   ARTICLE 1
                  NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01 PLAN INFORMATION

     (a)  NAME OF PLAN:

          This is the RTI International Metals, Inc. Employee Savings and Investment Plan (the "Plan")

     (b)  TYPE OF PLAN:

          (1)  [ ]  401(k) Only

          (2)  [X]  401(k) and Profit Sharing

          (3)  [ ]  Profit Sharing Only

     (c)  ADMINISTRATOR NAME (IF NOT THE EMPLOYER):

          ----------------------------------------------------------------------
          Address:
                            ----------------------------------------------------

                            ----------------------------------------------------
          Telephone Number:
                            ----------------------------------------------------

          The Administrator is the agent for service of legal process for the Plan.

     (d)  PLAN YEAR END (month/day): 12/31

     (e)  THREE DIGIT PLAN NUMBER:   001


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(f)  LIMITATION YEAR (check one):

     (1)  [x]  Calendar Year

     (2)  [ ]  Plan Year

     (3)  [ ]  Other:
                     -------------------

(g)  PLAN STATUS (check appropriate box(es)):

     (1)  [ ]  New Plan Effective Date:
                                        -------------

     (2)  [x]  Amendment Effective Date: 1/1/2001
                                         --------

          This is (check one):

          (A) [ ] an amendment of The CORPORATEplan for Retirement(SM) Basic Plan Document No. 07 Adoption Agreement previously executed by the Employer; or

          (B) [x] a conversion to The CORPORATEplan for Retirement(SM) Basic Plan Document No. 07.

               The original effective date of the Plan:     11/1/1979
                                                            ---------

               The substantive provisions of the Plan shall apply prior to the Amendment Effective Date to the extent required by the Internal Revenue Code, as specifically provided in the Basic Plan Document.

     (3) [ ] Special Effective Dates - Certain provisions of the Plan shall be effective as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

     (4) [x] Plan Merger Effective Dates. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

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1.02 EMPLOYER

     (a)  EMPLOYER NAME:      RTI International Metals, Inc.
                              ------------------------------------------
          Address:            1000 Warren Avenue
                              ------------------------------------------
                              Niles, OH 44446
                              ------------------------------------------
          Contact's Name:     Mr. Michael Shaughnessy
                              ------------------------------------------
          Telephone Number:
                              ------------------------------------------

          (1)  Employer's Tax Identification Number:  52-2115953
                                                      ------------------

          (2)  Employer's fiscal year end: 12/31
                                           -----------------------------

          (3)  Date business commenced: 10/1/1998
                                        --------------------------------

     (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (AS DEFINED IN SUBSECTION 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):

          Employer:                      Tax ID:       Designation:

          RTI Energy Systems/Weld Tech  31-0875005    Related (controlled group)
          RMI Tube Mill/Service Center  31-0875005    Related (controlled group)

1.03 TRUSTEE

     (a)  TRUSTEE NAME:  Fidelity Management Trust Company
          Address:       82 Devonshire Street
                         Boston, MA 02109


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1.04 COVERAGE

     ALL EMPLOYEES WHO MEET THE CONDITIONS SPECIFIED BELOW SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN:

     (a)  AGE REQUIREMENT (check one):

          (1)  [ ]  no age requirement.

          (2)  [x]  must have attained age: 21.0 (NOT TO EXCEED 21).

     (b)  ELIGIBILITY SERVICE REQUIREMENT

          (1)  ELIGIBILITY TO PARTICIPATE IN PLAN (check one):

               (A)  [ ]  no Eligibility Service requirement.

               (B)  [x]  3 (NOT TO EXCEED 11) months of Eligibility Service requirement (no minimum number Hours of Service can be required).

               (C)  [ ]  one year of Eligibility Service requirement (at least
                         1,000 Hours of Service are required during the Eligibility Computation Period).

               (D)  [ ]  two years of Eligibility Service requirement (at least
                         1,000 Hours of Service are required during each Eligibility Computation Period) (DO NOT SELECT IF OPTION 1.01(b)(1), 401(k) ONLY, IS CHECKED, UNLESS A DIFFERENT ELIGIBILITY SERVICE REQUIREMENT APPLIES TO DEFERRAL CONTRIBUTIONS UNDER OPTION 1.04(b)(2)).

                    NOTE: If the Employer selects the two year Eligibility Service requirement, then contributions subject to such Eligibility Service requirement must be 100% vested when made.


          (2) [ ] SPECIAL ELIGIBILITY SERVICE REQUIREMENT FOR DEFERRAL CONTRIBUTIONS AND/OR MATCHING EMPLOYER CONTRIBUTIONS:

               (A) The special Eligibility Service requirement applies to (check the appropriate box(es)):

                    (i)  [ ]  Deferral Contributions.

                    (ii) [ ]  Matching Employer Contributions.



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         (B)  The special Eligibility Service requirement is: _______ (Fill in
              (A), (B), or (C) from Subsection 1.04(b)(1) above).

(c)  ELIGIBLE CLASS OF EMPLOYEES (check one):

     NOTE: The Plan may not cover employees who are citizens of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer's selection under this Subsection 1.04(c).

     (1)  [ ]  includes all Employees of the Employer.

     (2) [X] includes all Employees of the Employer except for (check the appropriate box(es)):

          (A)  [X]  employees covered by a collective bargaining agreement.

          (B)  [ ]  Highly Compensated Employees as defined in Code Section
                    414(q).

          (C)  [X]  Leased Employees as defined in Subsection 2.01(cc).

          (D) [X] nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.

          (E)  [ ]  other:

                    _______________________________________

                    _______________________________________

                    _______________________________________


               NOTE: No exclusion in this Subsection 1.04(c) may create a discriminatory class of employees. An Employer's Plan must still pass the Internal Revenue Code coverage requirements if one or more of the above groups of Employees have been excluded from the Plan.

(d)  THE ENTRY DATES SHALL BE (check one):

     (1) [ ] immediate upon meeting the eligibility requirements specified in Subsections 1.04(a), (b), and (c).




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     (2)  [ ]  the first day of each Plan Year and the first day of the seventh month of each Plan Year.

     (3) [ ] the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.

     (4)  [X]  the first day of each month.

     (5) [ ] the first day of each Plan Year (DO NOT SELECT IF THERE IS AN ELIGIBILITY SERVICE REQUIREMENT OF MORE THAN SIX MONTHS IN SUBSECTION 1.04(b) OR IF THERE IS AN AGE REQUIREMENT OF MORE THAN 20 1/2 IN SUBSECTION 104(a)).

(e) [ ] SPECIAL ENTRY DATE(S) - In addition to the Entry Dates specified in Subsection 1.04(d) above, the following special Entry Date(s) apply for Nonelective and/or Matching Employer Contributions. (SPECIAL ENTRY DATES MAY ONLY BE SELECTED IF OPTION 1.04(b)(2), SPECIAL ELIGIBILITY SERVICE REQUIREMENT, IS CHECKED. THE SAME ENTRY DATES MUST BE SELECTED FOR CONTRIBUTIONS THAT ARE SUBJECT TO THE SAME ELIGIBILITY SERVICE REQUIREMENTS.)

     (1) The special Entry Date(s) shall apply to (check the appropriate box(es)):

          (A)  [ ]  Nonelective Employer Contributions

          (B)  [ ]  Matching Employer Contributions

     (2)  The special Entry Date(s) shall be:      (Fill in (2), (3), (4), or
          (5) from Subsection 1.04(d) above).

(f) DATE OF INITIAL PARTICIPATION - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):


     (1)  [X]  no exceptions.

     (2) [ ] Employees employed on the Effective Date in Subsection 1.01(g) shall become Participants on that date.



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          (3)  [ ]  Employees who meet the age and service requirement(s) of
                    Subsections 1.04(a) and (b) on the Effective Date in Subsection 1.01(g) shall become Participants on that date.

1.05 COMPENSATION

     COMPENSATION FOR PURPOSES OF DETERMINING CONTRIBUTIONS SHALL BE AS DEFINED IN SUBSECTION 2.01(j), MODIFIED AS PROVIDED BELOW.

     (a) COMPENSATION EXCLUSIONS: Compensation shall exclude the item(s) listed below for purposes of determining Deferral Contributions, Employee Contributions, if any, and Qualified Nonelective Employer Contributions, or if Subsection 1.01(b)(3), Profit Sharing Only, is selected, Nonelective Employer Contributions. Unless otherwise indicated in Subsection 1.05(b), these exclusions shall also apply in determining all other Employer-provided contributions. (Check the appropriate box(es); Options (2), (3), (4), (5), and (6) may not be elected with respect to Deferral Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions is checked):

          (1)  [ ]  No exclusions.

          (2)  [X]  Overtime Pay.

          (3)  [X]  Bonuses.

          (4)  [X]  Commissions.

          (5) [X] The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

          (6)  [ ]  Severance Pay.

     (b) SPECIAL COMPENSATION EXCLUSIONS FOR DETERMINING EMPLOYER-PROVIDED CONTRIBUTIONS IN ARTICLE 5 (either (1) or (2) may be selected, but not both):

          (1)  [ ]  Compensation for purposes of determining Matching,
                    Qualified Matching, and Nonelective Employer Contributions shall exclude: ______________________ (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)



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          (2)  [ ]  Compensation for purposes of determining Nonelective
                    Employer Contributions only shall exclude:
                    ___________________ (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

               NOTE: If the Employer selects Option (2), (3), (4), (5), or (6) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code
               Section 414(s) or 401(a)(4). These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 15.03, or for allocating safe harbor Matching Employer Contributions if Subsection 1.10(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.11(a)(3) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.11(b)(2).


     (c) COMPENSATION FOR THE FIRST YEAR OF PARTICIPATION - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

          (1)  [X]  for the entire Plan Year.

          (2) [ ] for the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

               NOTE: If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

1.06 TESTING RULES

     (a) ADP/ACP PRESENT TESTING METHOD - The testing method for purposes of applying the "ADP" and "ACP" tests described in Sections 6.03 and 6.06 of the Plan shall be the (check one):

          (1) [ ] CURRENT YEAR TESTING METHOD - The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the same Plan Year. (MUST CHOOSE IF OPTION 1.10(a)(3), SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS, OR OPTION 1.11(a)(3), SAFE HARBOR FORMULA, WITH RESPECT TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)



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     (2)  [X]  PRIOR YEAR TESTING METHOD - The ADP or ACP of Highly Compensated
               Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the immediately preceding Plan Year. (DO NOT CHOOSE IF OPTION 1.10(a)(3), SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS, OR OPTION 1.11(a)(3), SAFE HARBOR FORMULA, WITH RESPECT TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

     (3) [ ] Not applicable. (ONLY IF OPTION 1.01(b)(3), PROFIT SHARING ONLY, IS CHECKED.)

(b) [ ] ADP/ACP TESTING METHODS USED IN PRIOR YEARS - For Plan Years prior to the effective date of this amendment, the "ADP" and "ACP" tests were applied using a different testing method as shown in the ADP/ACP Testing Methods History Addendum to the Adoption Agreement. (CHOOSE IF THERE HAS BEEN A CHANGE IN THE TESTING METHOD USED UNDER THE PLAN.)

(c) [ ] INITIAL YEAR TESTING METHOD - For the initial Plan Year of a new Plan, other than a successor plan, the ADP and ACP tests shall be applied (check one):

     (1)  [ ]  assuming a 3% ADP and ACP for Non-Highly Compensated Employees.

     (2) [ ] using the actual ADP and ACP of Non-Highly Compensated Employees for the initial Plan Year.

(d) HCE DETERMINATIONS: LOOK BACK YEAR - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

     (1) [ ] CALENDAR YEAR DETERMINATION - The look back year shall be the calendar year beginning within the preceding Plan Year. (DO NOT CHOOSE IF THE PLAN YEAR IS THE CALENDAR YEAR.)

     (2) [ ] PRIOR PLAN YEARS - For Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with a different look back year election as shown in the Special Effective Dates Addendum to the Adoption Agreement. (CHOOSE IF THERE HAS BEEN A CHANGE IN THE LOOK BACK YEAR USED UNDER THE PLAN.)



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      (e)  HCE DETERMINATIONS: TOP PAID GROUP - Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation), unless otherwise provided below.

           (1) [X] NO TOP PAID GROUP ELECTION CURRENT PLAN YEAR - All Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees.

           (2) [ ] PRIOR PLAN YEARS - For Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with a different top paid group election as shown in the Special Effective Dates Addendum to the Adoption Agreement. (CHOOSE IF THE PLAN HAS USED THE TOP PAID GROUP ELECTION IN SOME PRIOR PLAN YEARS, BUT NOT IN OTHERS.)

           NOTE: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(d)(1) and/or applies the top paid group election described in Subsection 1.06(e), such election must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(d)(1), Calendar Year Determination, shall not apply to calendar year plans). Effective for determination years beginning on or after January 1, 2000, any such election must apply consistently to all plans of the Employer, including non-retirement plans.

1.07  DEFERRAL CONTRIBUTIONS

      (a) [X] DEFERRAL CONTRIBUTIONS - Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

           (1) REGULAR CONTRIBUTIONS - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15% (NOT TO EXCEED 25%) of Compensation for that period.

                NOTE: The percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code
                Section 415 if other types of contributions are provided under the Plan.





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      (A)   [ ]   Instead of specifying a percentage of Compensation, a
                  Participant's salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 1.07(a)(l) above.

      (B) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

            (i)   [ ]   as of the beginning of each payroll period.

            (ii)  [x]   as of the first day of each month.

            (iii) [ ]   as of the next Entry Date. (DO NOT SELECT IF OPTION
                        1.04(d)(1) IMMEDIATE ENTRY, IS CHECKED.)

            (iv)  [ ]   other. (Specify, but must be at least once per Plan
                        Year)

                        -------------------------------------------------------

                        -------------------------------------------------------

            NOTE: Notwithstanding the Employer's election hereunder, if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

      (C) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice at the Administrator but in such case may not file a new salary reduction agreement until (check one):

            (i)   [ ]   the first day of the next Plan Year.

            (ii)  [x]   any subsequent Entry Date. (DO NOT SELECT IF OPTION
                        1.04(d)(1), IMMEDIATE ENTRY, IS CHECKED.)


            (iii) [ ]   other. (Specify, but must be at least once per Plan
                        Year)

                        --------------------------------------------------------

                        --------------------------------------------------------


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          (2)  [ ]  CATCH-UP CONTRIBUTIONS - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) designated by the Employer.

          (3) [ ] BONUS CONTRIBUTIONS - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non-discriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted.

               NOTE: A Participant's contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely affect the Plan's ability to pass the "ADP" and/or the "ACP" test.

1.08 EMPLOYEE CONTRIBUTIONS

     (a) [ ] EMPLOYEE CONTRIBUTIONS - Participants either currently are or previously were permitted to contribute amounts to the Plan on an after-tax basis (check one):

          (1) [ ] FUTURE EMPLOYEE CONTRIBUTIONS - Participants may make voluntary, non-deductible, after-tax Employee Contributions pursuant to Section 5.08 of the Plan. A Participant's Employee Contributions for the Plan Year may not exceed 10% of his Compensation for the Plan Year. (ONLY IF OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS CHECKED.)

          (2) [ ] FROZEN EMPLOYEE CONTRIBUTIONS - Participants may not currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions Accounts.


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1.09 QUALIFIED NONELECTIVE CONTRIBUTIONS

     (a) QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS - If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the "ADP" or "ACP" test. Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees (check one):

          (1) [X] either (A) in the ratio which each Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participants' "testing compensation" for the Plan Year or (B) as a flat dollar amount.

          (2) [ ] as a percentage of the lowest paid Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year up to the lower of (A) the maximum amount contributable under the Plan or (B) the amount necessary to satisfy the "ADP" or "ACP" test. If any Qualified Nonelective Employer Contribution remains, allocation shall continue in the same manner to the next lowest paid Participants until the Qualified Nonelective Employer Contribution is exhausted.

          (3) [ ] not applicable. (ONLY IF OPTION 1.01(b)(3), PROFIT SHARING ONLY, IS CHECKED.)

1.10 MATCHING EMPLOYER CONTRIBUTIONS (ONLY IF OPTION 1.07(a), DEFERRAL CONTRIBUTIONS IS CHECKED)

     (a)  [X]  BASIC MATCHING EMPLOYER CONTRIBUTIONS (check one):

          (1) [ ] NON-DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS - The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Contribution Period (check (A) or
                    (B) and, if applicable, (C)):

               NOTE: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the "ADP" test in Subsection 6.10 for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

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     (A)  [ ]  Single Percentage Match:    %

     (B)  [ ]  Tiered Match:

               % of the first     % of the Active Participant's Compensation
          contributed to the Plan,

               % of the next    % of the Active Participant's Compensation
          contributed to the Plan,

               % of the next    % of the Active Participant's Compensation
          contributed to the Plan.

          NOTE: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

     (C) [ ] Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

          (i)  [ ]  Deferral Contributions in excess of     % of the
                    Participant's Compensation for the period in question shall not be considered for non-discretionary Matching Employer
                    Contributions.

               NOTE: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

          (ii) [ ]  Matching Employer Contributions for each Participant for
                    each Plan Year shall be limited to $      .

(2) [X] DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS - The Employer may make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period. The Board of Directors' Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.



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          (A) [ ]  4% LIMITATION ON DISCRETIONARY MATCHING EMPLOYER
                   CONTRIBUTIONS FOR DEEMED SATISFACTION OF "ACP" TEST -- Effective only for Plan Years beginning on or after January 1, 2000, in no event may the dollar amount of the discretionary Matching Employer Contribution made on a Participant's behalf for the Plan Year exceed 4% of the Participant's Compensation for the Plan Year. (ONLY IF OPTION 1.11(a)(3), SAFE HARBOR FORMULA, WITH RESPECT TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

     (3) [ ] SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS -- Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and, in certain circumstances, the "ACP" test.

(b) [ ] ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS -- The Employer may at Plan Year end make an additional Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year. (ONLY IF OPTION 1.10(a)(1) OR (3) IS CHECKED.) The Board of Directors' Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

     (1) [ ] 4% LIMITATION ON DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS FOR DEEMED SATISFACTION OF "ACP" TEST -- Effective only for Plan Years beginning on or after January 1, 2000, in no event may the dollar amount of the additional Matching Employer Contribution made on a Participant's behalf for the Plan Year exceed 4% of the Participant's Compensation for the Plan Year. (ONLY IF OPTION 1.10(a)(3), SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS, OR OPTION 1.11(a)(3), SAFE HARBOR FORMULA, WITH RESPECT TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

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     NOTE: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching
     Employer Contributions, above and wants to be deemed to have satisfied the "ADP" test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of
     Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the "ACP" test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

(c) CONTRIBUTION PERIOD FOR MATCHING EMPLOYER CONTRIBUTIONS - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a)(1) or (2) is:

     (1) [ ]  each calendar month.

     (2) [ ]  each Plan Year quarter.

     (3) [ ]  each Plan Year.

     (4) [X]  each payroll period.

     The Contribution Period for safe harbor Matching Employer Contributions described in Subsection 1.10(a)(3) and additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

(d) CONTINUING ELIGIBILITY REQUIREMENT(S) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or
     (4); Options (2), (3), (4), (5) and (7) may not be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

     (1)  [X]  No requirements.

     (2) [ ] Is employed by the Employer or a Related Employer on the last day of the Contribution Period.



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
     (3) [ ] Earns at least 501 Hours of Service during the Plan Year. (ONLY IF THE CONTRIBUTION PERIOD IS THE PLAN YEAR.)

     (4) [ ] Earns at least 1,000 Hours of Service during the Plan Year. (ONLY IF THE CONTRIBUTION PERIOD IS THE PLAN YEAR.)

     (5) [ ] Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (ONLY IF THE CONTRIBUTION PERIOD IS THE PLAN YEAR.)

     (6)  [ ]  Is not a Highly Compensated Employee for the Plan Year.

     (7) [ ] Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

     (8) [ ] Special continuing eligibility requirement(s) for additional Matching Employer Contributions. (ONLY IF OPTIONS 1.10(b), ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS, IS CHECKED.)

          (A)  The continuing eligibility requirement(s) for additional Matching
               Employer Contributions is/are:                 (Fill in number of
                                             ---------------
               applicable eligibility requirement(s) from above.)

     NOTE: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be FUNDED by the Employer AFTER the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option
     (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

(e) [ ] QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS - Prior to making any Matching Employer Contribution hereunder (other than a safe harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral Contributions and excluded in applying the "ACP" test on Employee and Matching Employer Contributions.

     NOTE: Qualified Matching Contributions may not be excluded in applying the "ACP" test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the "ADP" test is deemed satisfied under Section 6.10 for such Plan Year.



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
          (1) Qualified Matching Employer Contributions shall be allocated to Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution and who (check one):

               (A)  [ ]  are Non-Highly Compensated Employees for the Plan Year.

               (B)  [ ]  are either Non-Highly Compensated or Highly Compensated
                         Employees for the Plan Year.


1.11 NONELECTIVE EMPLOYER CONTRIBUTIONS

     NOTE: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

     (a)  [X]  FIXED FORMULA (check one):

          (1) [X] FIXED PERCENTAGE EMPLOYER CONTRIBUTION - For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to 5% (NOT TO EXCEED 15%) of such Active Participant's Compensation.

          (2) [ ] FIXED FLAT DOLLAR EMPLOYER CONTRIBUTION - The Employer shall contribute for each eligible Active Participant an amount equal to $_____.

               The contribution amount is based on an Active Participant's service for the following period:

               (A)  [ ]  Each paid hour.

               (B)  [ ]  Each payroll period.

               (C)  [ ]  Each Plan Year.

               (D)  [ ]  Other:_____________________________________________



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
     (3) [ ] SAFE HARBOR FORMULA - Effective only with respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test is deemed satisfied. Please complete the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement. (CHOOSE ONLY IF OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS CHECKED.)

(b) [ ] DISCRETIONARY FORMULA - The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution on behalf of eligible Active Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active Participants based upon the following (check (1) or (2)):

     (1) [ ] NON-INTEGRATED ALLOCATION FORMULA - In the ratio that each eligible Active Participant's Compensation bears to the total Compensation paid to all eligible Active Participants for the Plan Year.

     (2) [ ] INTEGRATED ALLOCATION FORMULA - As (A) a percentage of each eligible Active Participant's Compensation plus (B) a percentage of each eligible Active Participant's Compensation in excess of the "integration level" as defined below. The percentage of Compensation in excess of the "integration level" shall be equal to the lesser of the percentage of the Active Participant's Compensation allocated under (A) above or the "permitted disparity limit" as defined below.

          NOTE: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

          "Integration level" means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or
          (B) below.

          (A)  ______% (NOT TO EXCEED 100%) of the Social Security taxable wage base for the Plan Year, or

          (B)  $_____ (NOT TO EXCEED THE SOCIAL SECURITY TAXABLE WAGE BASE).

          "Permitted disparity limit" means the percentage provided by the following table:

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

    IF THE "INTEGRATION LEVEL"         BUT LESS THAN       THE "PERMITTED
     IS AT LEAST    % OF THE              % OF THE            DISPARITY
      TAXABLE WAGE BASE              TAXABLE WAGE BASE        LIMIT" IS
      ------- ---- ----              ------- ---- ----        ------ --
       0%                              20%                  5.7%
      20%                              80%                  4.3%
      80%                             100%                  5.4%
     100%                             N/A                   5.7%

    NOTE: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect 1.11(b)(2).


(c) CONTINUING ELIGIBILITY REQUIREMENT(S) -- A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es) -- Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5) and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor Formula, is checked):

    (1) [X]  No requirements.

    (2) [ ] Is employed by the Employer or a Related Employer on the last day of the Plan Year.

    (3) [ ]  Earns at least 501 Hours of Service during the Plan Year.

    (4) [ ]  Earns at least 1,000 Hours of Service during the Plan Year.

    (5) [ ] Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

    (6) [ ]  Is not a Highly Compensated Employee for the Plan Year.

    (7) [ ] Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

    (8) [ ] Special continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions. (ONLY IF BOTH OPTIONS 1.11(a) AND (b) ARE CHECKED.)


                                                                 Non-Std PS Plan
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
                 (A) The continuing eligibility requirement(s) for additional discretionary Nonelective Employer Contributions is/are:
                 _______ (Fill in number of applicable eligibility requirement(s) from above.)

          NOTE: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be FUNDED by the Employer AFTER the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4) or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12 EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

     [ ] DEATH, DISABILITY, AND RETIREMENT EXCEPTION TO ELIGIBILITY REQUIREMENTS -- Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13 RETIREMENT

     (a)  THE NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one);

     (1)  [X]  age 65.

     (2)  [ ]  age _____ (specify between 55 and 64).

     (3) [ ] later of age _____ (NOT TO EXCEED 65) or the fifth anniversary of the Participant's Employment Commencement Date.

     (b) [ ] THE EARLY RETIREMENT AGE IS THE FIRST DAY OF THE MONTH AFTER THE PARTICIPANT ATTAINS AGE _____ (SPECIFY 55 OR GREATER) AND COMPLETES _____ YEARS OF VESTING SERVICE.

          NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.


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
     (c) [X] A PARTICIPANT WHO BECOMES DISABLED, AS DEFINED IN SECTION 1.14, IS ELIGIBLE FOR DISABILITY RETIREMENT.

          NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

1.14 DEFINITION OF DISABLED

     A PARTICIPANT IS DISABLED IF HE/SHE (check the appropriate box(es)):

     (a) [ ] satisfies the requirements for benefits under the Employer's Long-Term Disability Plan.

     (b) [X] satisfies the requirements for Social Security disability benefits.

     (c) [ ] is determined to be disabled by a physician approved by the Employer.

1.15 VESTING

     A PARTICIPANT'S VESTED INTEREST IN MATCHING EMPLOYER CONTRIBUTIONS AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS, OTHER THAN SAFE HARBOR MATCHING EMPLOYER AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS ELECTED IN SUBSECTION 1.10(a)(3) OR 1.11(a)(3), SHALL BE BASED UPON HIS YEARS OF VESTING SERVICE AND THE SCHEDULE(S) SELECTED BELOW, EXCEPT AS PROVIDED IN SUBSECTION 1.21(d) OR IN THE GRANDFATHERED VESTING SCHEDULE ADDENDUM TO THE ADOPTION AGREEMENT.

     (a)  [ ]  YEARS OF VESTING SERVICE SHALL EXCLUDE:

          (1) [ ] for new plans, service prior to the Effective Date as defined in Subsection 1.01(g)(1).

          (2) [ ] for existing plans converting from another plan document, service prior to the original Effective Date as defined in Subsection 1.01(g)(2).

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
     (b)  VESTING SCHEDULE(S)

          (1)  NONELECTIVE EMPLOYER CONTRIBUTIONS            (2)  MATCHING EMPLOYER CONTRIBUTIONS
                (check one):                                      (check one):

               (A)  [ ]  N/A - No Nonelective                    (A)  [ ]  N/A - No Matching
                         Employer Contributions                            Employer Contributions

               (B)  [ ]  100% Vesting immediately                (B)  [ ]  100% Vesting immediately

               (C)  [ ]  3 year cliff (see C below)              (C)  [ ]  3 year cliff (see C below)

               (D)  [ ]  5 year cliff (see D below)              (D)  [ ]  5 year cliff (see D below)

               (E)  [x]  6 year graduated (see E below)          (E)  [ ]  6 year graduated (see E below)

               (F)  [ ]  7 year graduated (see F below)          (F)  [ ]  7 year graduated (see F below)

               (G)  [ ]  Other vesting                           (G)  [x]  Other vesting
                         (Complete G1 below)                               (complete G2 below)

        YEARS OF
     VESTING SERVICE                                        APPLICABLE VESTING SCHEDULE(S)
-----------------------------------------------------------------------------------------------------------------
                              C              D              E              F              G1             G2
-----------------------------------------------------------------------------------------------------------------
          0                   0%             0%             0%             0%              %            0.00%
-----------------------------------------------------------------------------------------------------------------
          1                   0%             0%             0%             0%              %           33.00%
-----------------------------------------------------------------------------------------------------------------
          2                   0%             0%            20%             0%              %           67.00%
-----------------------------------------------------------------------------------------------------------------
          3                 100%             0%            40%            20%              %          100.00%
-----------------------------------------------------------------------------------------------------------------
          4                 100%             0%            60%            40%              %          100.00%
-----------------------------------------------------------------------------------------------------------------
          5                 100%           100%            80%            60%              %          100.00%
-----------------------------------------------------------------------------------------------------------------
          6                 100%           100%           100%            80%              %          100.00%
-----------------------------------------------------------------------------------------------------------------
      7 or more             100%           100%           100%           100%        100.00%          100.00%
-----------------------------------------------------------------------------------------------------------------

     NOTE:     A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.



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
          NOTE: If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted. Grandfathered vesting schedules are reflected in the Grandfathered Vesting Schedule Addendum to the Adoption Agreement.

     (c) [ ] A VESTING SCHEDULE DIFFERENT FROM THE VESTING SCHEDULE(S) SELECTED ABOVE APPLIES TO CERTAIN PERSONS EMPLOYED PRIOR TO THE EFFECTIVE DATE OF THIS AMENDMENT. Please complete the Grandfathered Vesting Schedule Addendum to the Adoption Agreement.


     (d) [X] APPLICATION OF FORFEITURES - If a participant forfeits any portion of his non-vested Account balance as provided in Section 6.04, 6.07, or 11.08, such forfeitures shall be used to reduce administrative expenses under the Plan, if any. Any forfeitures remaining after administrative expenses have been paid shall be (check one):

          (1) [ ] N/A - Either (A) there are no Matching Employer Contributions under the Plan and all other Employer Contributions are 100% vested when made or (B) there are no Employer Contributions under the Plan.

          (2)  [X]  applied to reduce Employer contributions.

          (3) [ ] allocated among the Accounts of eligible Participants in the manner provided in Section 1.11. (ONLY IF OPTION 1.11(a) OR
                    (b) IS CHECKED.)

1.16 PREDECESSOR EMPLOYER SERVICE

     [X] SERVICE FOR PURPOSES OF ELIGIBILITY IN SUBSECTION 1.04(b) AND VESTING IN SUBSECTION 1.15(b) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING PREDECESSOR EMPLOYER(S):

     (A)  RMI Titanium Company
          --------------------------------------------------------

     (B)  Any RTI International Metals Subsidiary
          --------------------------------------------------------

     (C)
          --------------------------------------------------------

     (D)
          --------------------------------------------------------


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
1.17      PARTICIPANT LOANS

          PARTICIPANT LOANS (check one):

          (a) [x] ARE ALLOWED IN ACCORDANCE WITH ARTICLE 9 AND LOAN PROCEDURES OUTLINED IN THE SERVICE AGREEMENT.

          (b) [ ]   ARE NOT ALLOWED.

1.18      IN-SERVICE WITHDRAWALS

          PARTICIPANTS MAY MAKE WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT UNDER THE FOLLOWING CIRCUMSTANCES (check the appropriate box(es)):

          (a) [x] HARDSHIP WITHDRAWALS - Hardship withdrawals from a Participant's Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

          (b) [x] AGE 59 1/2 - Participants shall be entitled to receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):

              (1)   [ ] Deferral Contributions Account

              (2)   [x] All Accounts

          (c) WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS - The Plan provides for in-service withdrawals of Rollover Contributions at any time. Employee Contributions may be withdrawn in accordance with Section 10.02 subject to the following (check if applicable):

              (1)   [ ] Employees may not make such withdrawals more frequently than:

                        -------------------------------------------------------

              NOTE: If Option 1.18(c)(1) is not selected, withdrawals of Employee Contributions shall be permitted at any time.

          (d) [ ] PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):


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
          (1)    [ ]     an in-service withdrawal of vested employer
                         contributions maintained in a Participant's Account
                         (check (A) and/or (B));

                 (A)     [ ] for at least ___ (24 or more) months.

                         (i)  [ ]  Special restrictions applied to such
                                   in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

                 (B)    [ ]   after the Participant has at least 60 months of
                              participation.

                        (i)   [ ]  Special restrictions applied to such in-
                                   service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

          (2)    [ ]     another in-service withdrawal option that is a
                         "protected benefit" under Code Section 411(d)(6).
                         Please complete the Protected In-Service Withdrawals
                         Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.19 FORM OF DISTRIBUTIONS

     SUBJECT TO ARTICLE 14, DISTRIBUTIONS UNDER THE PLAN SHALL BE PAID AS (check the appropriate box(es) with respect to optional forms):

     (a) LUMP SUM PAYMENTS - Lump sum payments are always available under the Plan. If a Participant's account balance is less than or equal to the "cashout limit", distribution shall be made to the Participant as soon as reasonably practicable following his termination of employment in a lump sum payment. Effective the first day of the first Plan Year beginning on or after August 5, 1997 (or the date the Plan is first operated in compliance with the increase, if later, but not later than the effective date specified in Subsection 1.01(g)(1) or (2)), the "cashout limit" is $5,000 (increased from $3,500).



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
(B) [ ] INSTALLMENTS PAYMENTS - In lieu of a lump sum, Participants may elect distribution under a systematic withdrawal plan (installments).

(C) [x] PROTECTED BENEFIT FORMS - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable in any other form (check the appropriate box(es)):

     (1) [x] The protected benefit forms apply to the Accounts of all Participants (check the appropriate box(es)):

          (A)  [x]    The prior plan provided a life annuity form of payment.

               (i) The normal annuity form for unmarried Participants is a single life annuity.

                      The normal annuity form for married participants is a 50% (MUST BE AT LEAST 50%, BUT NOT MORE THAN 100%) "qualified joint and survivor annuity".

               (ii)   The normal form of distribution under the Plan is:

                      (I)   [ ]  A lump sum payment.

                      (II)  [x]  A "qualified joint and survivor annuity".


               (iii) The qualified preretirement survivor annuity provided to a Participant's spouse is purchased with 50% (MUST BE AT LEAST 50%) of the Participant's Account.

          (B)  [ ]    The prior plan provided other optional annuity forms. The
                      other optional annuity forms available under the Plan are:


                      _________________________________________________________

                      _________________________________________________________

                      _________________________________________________________

                      _________________________________________________________


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                                       27

               (C)  [ ]  The prior plan provided other forms of distribution that are protected benefits. The other forms of distribution available under the Plan are:

                         ------------------------------------------------------

                         ------------------------------------------------------

                         ------------------------------------------------------

                         ------------------------------------------------------

          (2) [ ] The protected benefit forms apply only to the Accounts of a specified class of Participants. Please complete the Protected Benefit Forms Addendum describing each protected benefit and the class of Participants whose Accounts are subject to distribution in the protected benefit form.


1.20 TIMING OF DISTRIBUTIONS

     EXCEPT AS PROVIDED IN SUBSECTION 1.20(b) AND THE POSTPONED DISTRIBUTION ADDENDUM TO THE ADOPTION AGREEMENT, DISTRIBUTION SHALL BE MADE TO AN ELIGIBLE PARTICIPANT FROM HIS VESTED INTEREST IN HIS ACCOUNT AS SOON AS REASONABLY PRACTICABLE FOLLOWING THE DATE THE PARTICIPANT'S APPLICATION FOR DISTRIBUTION IS RECEIVED BY THE ADMINISTRATOR, BUT IN NO EVENT LATER THAN HIS REQUIRED BEGINNING DATE, AS DEFINED IN SUBSECTION 2.01(ss).

     (a) REQUIRED BEGINNING DATE - The Required Beginning date of a Participant who is not a five percent owner shall be determined under Code Section 401(a)(9) as amended by the Small Business Job Protection Act.

          (1) [ ] If a Participant attained age 70 1/2 before January 1, 1999 (or such later date as may be specified below), he may elect to have his Required Beginning Date determined under Code
                    Section 401(a)(9) as in effect prior to the amendment. (CHOOSE ONLY IF THE PLAN WAS ORIGINALLY EFFECTIVE BEFORE JANUARY 1, 1997).

               (A)  [ ]  A later effective date applies for grandfathering the prior Code Section 401(a)(9) rules. Please complete Section (d) of the Special Effective Dates Addendum to the Adoption Agreement indicating the late effective date.




The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                        02/01/99


                (c) 1999 Fidelity Management & Research Company

(b)   [ ]   POSTPONED DISTRIBUTIONS - Check if the Plan was converted by plan amendment from another defined contribution plan that provided for the postponement of certain distributions from the Plan to eligible
            Participants and the Employer wants to continue to administer the Plan using the postponed distribution provisions. Please complete the Postponed Distribution Addendum to the Adoption Agreement indicating the types of distributions that are subject to postponement and the period of postponement.

      NOTE: An Employer may not provide for postponement of distribution to a Participant beyond the 60th day following the close of the Plan Year in which (1) the Participant attains Normal Retirement Age under the Plan,
      (2) the Participant's 10th anniversary of participation in the Plan occurs, or (3) the Participant's employment terminates, whichever is latest.

1.21  TOP HEAVY STATUS

      (a)   THE PLAN SHALL BE SUBJECT TO THE TOP-HEAVY PLAN REQUIREMENTS OF
            ARTICLE 15 (check one):

            (1)   [ ]   for each Plan Year, whether or not the Plan is a
                        "top-heavy plan" as defined in Subsection 15.01(f).

            (2)   [X]   for each Plan Year, if any, for which the Plan is a
                        "top-heavy plan" as defined in Subsection 15.01(f).

            (3)   [ ]   Not applicable.  (CHOOSE ONLY IF PLAN COVERS ONLY
                        EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING AGREEMENT.)


      (b) IN DETERMINING WHETHER THE PLAN IS A "TOP-HEAVY PLAN" FOR AN EMPLOYER WITH AT LEAST ONE DEFINED BENEFIT PLAN, THE FOLLOWING ASSUMPTIONS SHALL APPLY:

            (1)   [ ]   Interest rate: ______% per annum.

            (2)   [ ]   Mortality table: ______________________________________.

            (3)   [X]   Not applicable.  (CHOOSE ONLY IF EITHER (A) PLAN COVERS
                        ONLY EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING
                        AGREEMENT OR (B) EMPLOYER DOES NOT MAINTAIN AND HAS
                        NEVER MAINTAINED ANY DEFINED BENEFIT PLANS.)


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                                       29

(c) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, EACH NON-KEY EMPLOYEE SHALL RECEIVE AN EMPLOYER CONTRIBUTION OF AT LEAST 3.0 (3, 4, 5, OR 7 1/2)% OF COMPENSATION FOR THE PLAN YEAR IN ACCORDANCE WITH
      SECTION 15.03. THE MINIMUM EMPLOYER CONTRIBUTION PROVIDED IN THIS SUBSECTION 1.21(c) SHALL BE MADE UNDER THIS PLAN ONLY IF THE PARTICIPANT IS NOT ENTITLED TO SUCH CONTRIBUTION UNDER ANOTHER QUALIFIED PLAN OF THE EMPLOYER, UNLESS THE EMPLOYER ELECTS OTHERWISE IN (1) OR (2) BELOW:

      (1)   [X]   The minimum Employer Contribution shall be paid under this
                  Plan in any event.

      (2)   [ ]   Not applicable. (CHOOSE ONLY IF PLAN COVERS ONLY EMPLOYEES
                  SUBJECT TO A COLLECTIVE BARGAINING AGREEMENT.)

      NOTE: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

(d) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, THE FOLLOWING VESTING SCHEDULE SHALL APPLY INSTEAD OF THE SCHEDULE(S) ELECTED IN SUBSECTION 1.15(b) FOR SUCH PLAN YEAR AND EACH PLAN YEAR THEREAFTER (check one):

      (1)   [ ]   Not applicable. (CHOOSE ONLY IF EITHER (A) THE SCHEDULES(S)
                  ELECTED IN SUBSECTION 1.15(b) IS/ARE MORE FAVORABLE IN ALL
                  CASES THAN THE SCHEDULES AVAILABLE BELOW OR (B) PLAN COVERS
                  ONLY EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING AGREEMENT.)

      (2)   [X]   100% vested after 0 (NOT IN EXCESS OF 3) years of Vesting
                  Service.


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                                       30

          (3)  [ ]  Graded vesting:


                    YEARS OF VESTING            VESTING               MUST BE
                        SERVICE               PERCENTAGE              AT LEAST
               -----------------------------------------------------------------

                          0                                             0%
                          1                                             0%
                          2                                            20%
                          3                                            40%
                          4                                            60%
                          5                                            80%
                          6                                           100%


               NOTE: If the schedule(s) elected in Subsection 1.15(b) is/are more favorable in all cases than the schedule elected in Subsection 1.21(d) above, then the schedule(s) in Subsection 1.15(b) shall continue to apply even in Plan Years in which the Plan is a "top-heavy plan".

1.22 CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION
     PLANS

     If the Employer maintains other defined contribution plans, annual additions to a Participant's Account shall be limited as provided in
     Section 6.11 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

     (a)  [ ]  OTHER ORDER FOR LIMITING ANNUAL ADDITIONS







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                                       31

1.23  INVESTMENT DIRECTION

      (a) INVESTMENT DIRECTIONS - Participant Accounts shall be invested (check one):

            (1)   [ ]   in accordance with investment directions provided to
                        the Trustee by the Employer for allocating all Participant Accounts among the Options listed in the Service Agreement.

            (2)   [X]   in accordance with investment directions provided to
                        the Trustee by each Participant for allocating his entire Account among the Options listed in the Service
                        Agreement.

            (3)   [ ]   in accordance with investment directions provided to
                        the Trustee by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer
                        (check (A) and/or (B)):

                  (A)   [ ]   Nonelective Employer Contributions

                  (B)   [ ]   Matching Employer Contributions

                  The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

      (b)   [X]   404(c) ELECTION (only if Option 1.23(a)(2) or 1.23(a)(3) is checked) - The Administrator intends to treat this Plan as being subject to ERISA Section 404(c).

1.24  RELIANCE ON OPINION LETTER

      An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. If the Employer wishes to obtain reliance that its Plan is qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

      This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 07. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.


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                                       32

1.25 PROTOTYPE INFORMATION:

     Name of Prototype Sponsor:    Fidelity Management & Research Company
     Address of Prototype Sponsor: 82 Devonshire Street
                                   Boston, MA 02109

     Questions regarding this prototype document may be directed to the following telephone number: 1-800-684-5254.



The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                        02/01/99
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                                       33

                                 EXECUTION PAGE
                           (PROTOTYPE SPONSOR'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29th day of December, 2000.

          Employer:      RTI International Metals, Inc.
                         ----------------------------------------------------

          By:            Michael B.  Shaughnessy   /s/ Michael B. Shaughnessy
                         ----------------------------------------------------

          Title:         Administrator-Employee Benefits
                         ----------------------------------------------------



          Employer:
                         ----------------------------------------------------

          By:
                         ----------------------------------------------------

          Title:
                         ----------------------------------------------------

Accepted by:

Fidelity Management Trust Company, as Trustee

By: /s/ Tina L. Smith                                             Date: 1/4/2001
    ---------------------------------------------------------          ---------
Title:   Tina L. Smith
      -------------------------------------------------------
       Authorized Signatory


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                                       34

                                 EXECUTION PAGE
                               (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29th day of December, 2000.


          Employer: RTI International Metals, Inc.
                    ---------------------------------------------------
          By:       Michael B. Shaughnessy   /s/ Michael B. Shaughnessy
                    ---------------------------------------------------
          Title:    Administrator-Employee Benefits
                    ---------------------------------------------------


          Employer:
                    ---------------------------------------------------
          By:
                    ---------------------------------------------------
          Title:
                    ---------------------------------------------------

Accepted by:

Fidelity Management Trust Company, as Trustee

By:       /s/ Tina L. Smith                       Date:   1/4/2001
         -------------------------                        ---------
Title:        Tina L. Smith
          ------------------------
          Authorized Signatory


The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
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                                       35

                                    ADDENDUM

                          RE: SPECIAL EFFECTIVE DATES
                                      FOR

PLAN NAME:   RTI International Metals, Inc. Employee Savings and Investment Plan

(a)   [ ]    SPECIAL EFFECTIVE DATES FOR OTHER PROVISIONS - The following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

(b)   [X]    PLAN MERGER EFFECTIVE DATES - The following plan(s) were merged into the Plan after the Effective Date indicated in Subsection
             1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

      (1)    Name of merged plan:
                                  ----------------------------------------------
             RMI Tube Mill/Service Center
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             Effective date:   12/1/2000


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                                       36

     (2)  Name of merged plan:
                              --------------------------------------------------
          RTI Energy Systems Weld Tech
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          Effective          12/1/2000
          date:              ----------------------------------------------

     (3)  Name of merged plan:
                              --------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          Effective
          date:              ----------------------------------------------

     (4)  Name of merged plan:
                              --------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          Effective
          date:              ----------------------------------------------

     (5)  Name of merged plan:
                              --------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          Effective
          date:              ----------------------------------------------

(C) HCE DETERMINATION -- HCE determinations for prior Plan Years shall be made applying the following rules:

     (1) [ ] HCE DETERMINATION: LOOK BACK YEAR ELECTIONS -- For Plan Years prior to the effective date of this amendment, the Plan was administered in accordance with the following look back year election(s):

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                                       37

     (A) [ ] No calendar year election -- For the following Plan Years, the look back year was the 12-consecutive-month period immediately preceding the Plan Year:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     (B) [ ] Calendar year election -- For the following Plan Years, the look back year was the calendar year beginning within the preceding Plan
          Year:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

(2) [ ] HCE DETERMINATION: TOP PAID GROUP ELECTIONS -- For Plan Years prior to the effective date of this amendment, the Plan was administered in accordance with the following top paid group election(s):

     (A) [ ] For the following Plan Years, Highly Compensated Employees included only the top 20% of Employees ranked by Compensation:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


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                                       38

            (B)   [ ]   For the following Plan Years, Highly Compensated
                        Employees included all Employees with Compensation exceeding $80,000 (as indexed):

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________


(d)   [ ]   LATE EFFECTIVE DATE FOR GRANDFATHERING PRIOR REQUIRED BEGINNING DATE
            RULES

      Effective date: January 1,__________ (MUST BE FIRST DAY OF THE CALENDAR YEAR BEGINNING AFTER THE DATE THE PLAN WAS FIRST AMENDED TO COMPLY WITH THE NEW REQUIRED BEGINNING DATE RULES, BUT NOT LATER THAN THE FIRST DAY OF THE CALENDAR YEAR BEGINNING AFTER THE END OF THE EMPLOYER'S REMEDIAL AMENDMENT PERIOD FOR MAKING CHANGES TO COMPLY WITH THE SMALL BUSINESS JOB PROTECTION ACT.)



The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
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                                       39

                                    ADDENDUM

                      RE: ADP/ACP TESTING METHODS HISTORY
                                      FOR

PLAN NAME: RTI International Metals, Inc. Employee Savings and Investment Plan
           -------------------------------------------------------------------

(a) For Plan Years prior to the date of this amendment, the Plan applied the following testing methods:

     (1) [ ] CURRENT YEAR TESTING METHOD - The ADP/ACP tests for the following Plan Years were applied using the current year testing method described in Subsection 1.06(a)(1):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     (2) [ ] PRIOR YEAR TESTING METHOD - The ADP/ACP tests for the following Plan Years were applied using the prior year testing method described in Subsection 1.06(a)(2):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


                                                                 Non-Std PS Plan
The CORPORATEplan for Retirement(SM)                                    02/01/99

                 (C)1999 Fidelity Management & Research Company

                                    ADDENDUM

                 RE: SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION

                                      FOR

PLAN NAME:  RTI International Metals, Inc. Employee Savings and Investment Plan

(a)  SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION FORMULA

     NOTE: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.


          (1) [ ] 100% of the first 3% of the Active Participant's Compensation contributed to the Plan and 50% of the next 2% of the Active Participant's Compensation contributed to the Plan.

               (A)  [ ]  Safe harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

          NOTE: If the Employer selects this formula and does not elect Option 1.10(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the "ACP" test. (Employee Contributions must still be tested.)

          (2)  [ ]  Other Tiered Match:

               ------% of the first ------% of the Active Participant's Compensation contributed to the plan,

               ------% of the next ------% of the Active Participant's Compensation contributed to the plan,

               ------% of the next ------% of the Active Participant's Compensation contributed to the plan.

          NOTE: To satisfy the safe harbor contribution requirement for the "ADP" test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.


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                                       41

(A) [ ] Safe harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

(B) [ ] The formula specified above is also intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions. (Employee Contributions must still be tested.)

     NOTE: To satisfy the safe harbor contribution requirement for the "ACP" test, the Deferral Contributions and/or Employee Contributions matched cannot exceed 6% of a Participant's Compensation.



The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
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                                       42

                                    ADDENDUM

               RE: SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION
                                      FOR

PLAN NAME: RTI International Metals, Inc. Employee Savings and Investment Plan

(a) For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to _________% (NOT LESS THAN 3% NOR MORE THAN 15%) of such Active Participant's Compensation.

     NOTE: Contributions that are intended to satisfy the safe harbor contribution requirement must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

     (1) [ ] Safe harbor Nonelective Employer Contributions shall not be made on behalf of Highly Compensated Employees.

     (2) [ ] In conjunction with its election of the safe harbor described above, the Employer has elected to make Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions (i.e. (1) the percentage of Deferral Contributions matched does not increase as the percentage of Compensation contributed increases; (2) Highly Compensated Employees are not provided a greater percentage match than Non-Highly Compensated Employees; (3) Deferral Contributions matched do not exceed 6% of a Participant's Compensation; and (4) for Plan Years beginning on or after January 1, 2000, the dollar amount of any discretionary Matching Employer Contributions made on a Participant's behalf for the Plan Year shall not exceed 4% of the Participant's Compensation for the Plan Year).



The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
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                                       43

                                    ADDENDUM

                      Re: PROTECTED IN-SERVICE WITHDRAWALS
                                      FOR

PLAN NAME:  RTI International Metals, Inc. Employee Savings and Investment Plan

(a) [ ] RESTRICTIONS ON IN-SERVICE WITHDRAWALS OF AMOUNTS HELD FOR SPECIFIED PERIOD - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(A) (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

(b) [ ] RESTRICTIONS ON IN-SERVICE WITHDRAWALS BECAUSE OF PARTICIPATION IN PLAN FOR 60 OR MORE MONTHS - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(B) (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

(c) OTHER IN-SERVICE WITHDRAWAL PROVISIONS - In-service withdrawals from a Participant's Accounts specified below shall be available to Participants who satisfy the requirements also specified below:


The CORPORATEplan for Retirement(SM)                                Non-Std Plan
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                (c) 1999 Fidelity Management & Research Company

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(1) [ ] The following restrictions apply to a Participant's Account following an in-service withdrawal made pursuant to (c) above (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):


     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
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                                       45

                                    ADDENDUM

                          RE: PROTECTED BENEFIT FORMS
                                      FOR

PLAN NAME:     RTI International Metals, Inc. Employee Savings and Investment
               Plan

(a)    [ ]     PRIOR PLAN PROVIDED LIFE ANNUITY FORM - The normal annuity form for unmarried Participants is a __________________________.

               The normal annuity form for married Participants is a ___% (MUST BE AT LEAST 50%, BUT NOT MORE THAN 100%) "qualified joint and survivor annuity".

       (1) Class of Participants whose Accounts are subject to distribution in the normal annuity form:

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________


       (2)     The normal form of distribution under the Plan is:

               (A)  [ ]  A lump sum payment.

               (B)  [ ]  A "qualified joint and survivor annuity".

       (3) The qualified preretirement survivor annuity provided to a Participant's spouse is purchased with ___% (MUST BE AT LEAST 50%) of the Participant's Account.



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                                       46

     (b) [ ] PRIOR PLAN PROVIDED OTHER OPTIONAL ANNUITY FORM(S) - The other optional annuity forms available under the Plan are:

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________

          (1) Class of Participants whose Accounts are subject to distribution in the optional annuity forms:

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________

     (c) [ ] PRIOR PLAN PROVIDED OTHER PROTECTED FORM(S) - The other forms of distribution available under the Plan are:

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________

          (1) Class of Participants whose Accounts are subject to distribution in the other forms:

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________



The CORPORATEplan for Retirement(SM)                            Non-Std PS Plan
                                                                       02/01/99
                (C) 1999 Fidelity Management & Research Company

                                    ADDENDUM

                      RE: GRANDFATHERED VESTING SCHEDULES

                                      FOR

PLAN NAME:  RTI International Metals, Inc. Employee Savings and Investment Plan
            -------------------------------------------------------------------

(a)  GRANDFATHER OF MORE FAVORABLE VESTING SCHEDULE

     (1)  Prior vesting schedule:

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

     (2) Prior vesting schedule applies to Participants initially hired prior to:

          -------------------------------------------------------------------

(b)  [ ]  ADDITIONAL GRANDFATHER OF MORE FAVORABLE VESTING SCHEDULE

     (1)  Prior vesting schedule:

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------


The CORPORATEplan for Retirement(SM)                         Non-Std PS Plan
                                                                    02/01/99

                (C) 1999 Fidelity Management & Research Company

     (2) Prior vesting schedule applies to Participants initially hired prior to:

         --------------------------------------------------------------------

(c) [ ]  ADDITIONAL GRANDFATHER OF MORE FAVORABLE VESTING SCHEDULE

     (1) Prior vesting schedule:

         --------------------------------------------------------------------

         --------------------------------------------------------------------

         --------------------------------------------------------------------

         --------------------------------------------------------------------

         --------------------------------------------------------------------

     (2) Prior vesting schedule applies to Participants initially hired prior to:

         --------------------------------------------------------------------




                                                                 Non-Std PS Plan
The CORPORATEplan for Retirement[SM]                                    02/01/99

                 (C)1999 Fidelity Management & Research Company

                                    ADDENDUM

                          RE: POSTPONED DISTRIBUTIONS

                                      FOR

PLAN NAME: RTI International Metals, Inc. Employee Savings and Investment Plan

POSTPONEMENT OF CERTAIN DISTRIBUTIONS TO ELIGIBLE PARTICIPANTS - The types of distributions specified below to eligible Participants of their vested interests in their Accounts shall be postponed for the period also specified below:


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Notwithstanding the foregoing, if the Employer selected an Early Retirement Age in Subsection 1.14(b) that is later of an attained age or completion of a specified number of years of Vesting Service, any Participant who terminates employment on or after completing the required number of years of Vesting Service, but before attaining the required age shall be eligible to commence distribution of his vested interest in his Account upon attaining the required age.







The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                        02/01/99

                (C) 1999 Fidelity Management & Research Company

                                    ADDENDUM

                               RE: 415 CORRECTION
                                      FOR

PLAN NAME: RTI International Metals, Inc. Employee Savings and Investment Plan

(a) OTHER FORMULA FOR LIMITING ANNUAL ADDITIONS TO MEET 415 - If the Employer, or any employer required to be aggregated with the Employer under Code
     Section 415, maintain any other qualified defined contribution plans or any "welfare benefit fund", "individual medical account", or "simplified medical account", annual additions to such plans shall be limited as follows to meet the requirements of Code Section 415:

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________


The CORPORATEplan for Retirement(SM)                            Non-Std PS Plan
                                                                       02/01/99
                 (C)1999 Fidelity Management & Research Company

                             FIRST AMENDMENT TO THE
                         RTI INTERNATIONAL METALS, INC.
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN


     WHEREAS, RTI International Metals, Inc. (the "Corporation") has adopted the RTI International Metals Employee Savings and Investment Plan (the "Plan"), which has been amended from time to time and which was most recently restated by the adoption of The CORPORATEplan for Retirement(SM) Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 (a prototype plan sponsored by Fidelity Management and Research Corporation) by executing an Adoption Agreement on October 19, 2000; and

     WHEREAS, Section 16.02 of The CORPORATEplan for Retirement(SM) Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 provides for the amendment of the Plan by the Employer, and

     WHEREAS, the Employer wants to allow for Non Elective Contributions to be made only to the accounts the employees of certain participating Employers,

     NOW THEREFORE, Section 1.11 of the Plan is hereby amended by including the following effective January 1, 2001:

          The Employer shall make Non Elective Employer Contributions as indicated in Section 1.11 only for active employees of RMI, Tube Mill Division.



     IN WITNESS THEREOF, RTI International Metals, Inc. has caused this amendment to be executed this 29th day of December, 2000, by its duly authorized officer.

                                          RTI International Metals, Inc.


                                          /s/ Michael B. Shaughnessy


                                   By:    Michael B. Shaughnessy
                                          ---------------------------------

                                   Title: Administrator-Employee Benefits
                                          ---------------------------------



Attest:
       -------------------

                            SECOND AMENDMENT TO THE
                         RTI International Metals, Inc.
                      Employee Savings and Investment Plan


     WHEREAS, RTI International Metals, Inc. (the "Corporation") has adopted the RTI International Metals Employee Savings and Investment Plan (the "Plan"), which has been amended from time to time and which was most recently restated by the adoption of The CORPORATEplan for Retirement(SM) Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 (a prototype plan sponsored by Fidelity Management and Research Corporation) by executing an Adoption Agreement on October 19, 2000; and


     WHEREAS, Section 16.02 of The CORPORATEplan for Retirement(SM) Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 provides for the amendment of the Plan by the Employer, and


     WHEREAS, the Employer wants to allow for Employer Matching Contributions to be made only to the accounts the employees of certain participating Employers,


     NOW THEREFORE, Section 1.10 of the Plan is hereby amended by including the following effective January 1, 2001:


          The Employer shall make Employer Matching Contributions as indicated in Section 1.10 only for active employee RTI Energy Systems, Weld Tech Division and employees of New Century Metals.


     IN WITNESS THEREOF, RTI International Metals, Inc. has caused this amendment to be executed this 29th day of December, 2000, by its duly authorized officer.



                                        RTI International Metals, Inc.


                                        /s/ Michael B. Shaughnessy


                                        By:    Michael B. Shaughnessy
                                               --------------------------------

                                        Title: Administrator-Employee Benefits
                                               --------------------------------


Attest:
       -----------------------

                             FIRST AMENDMENT TO THE
                         RTI INTERNATIONAL METALS, INC.
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN

     WHEREAS, RTI International Metals, Inc. (the "Corporation") has adopted the RTI International Metals Employee Savings and Investment Plan (the "Plan"), which has been amended from time to time and which was most recently restated by the adoption of The CORPORATEplan for Retirement(SM) Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 (a prototype plan sponsored by Fidelity Management and Research Corporation) by executing an Adoption Agreement on October 19, 2000; and

     WHEREAS, Section 16.02 of The CORPORATEplan for Retirement(SM) Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 provides for the amendment of the Plan by the Employer, and

     WHEREAS, the Employer wants to allow for Non Elective Contributions to be made only to the accounts the employees of certain participating Employers,

     NOW THEREFORE, Section 1.11 of the Plan is hereby amended by including the following effective January 1, 2001:

          The Employer shall make Non Elective Employer Contributions as indicated in Section 1.11 only for active employees of RMI, Tube Mill Division.

     IN WITNESS THEREOF, RTI International Metals, Inc. has caused this amendment to be executed this 21 day of December, 2000, by its duly authorized officer.

                                       RTI International Metals, Inc.


                                 By:     /s/  Michael B. Shaughnessy
                                        --------------------------------

                                 Title:  Administrator-Employee Benefits
                                        --------------------------------

Attest:   /s/  Tracy Butcher
         -------------------------------

                            SECOND AMENDMENT TO THE
                         RTI INTERNATIONAL METALS, INC.
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN

          WHEREAS, RTI International Metals, Inc. (the "Corporation") has adopted the RTI International Metals Employee Savings and Investment Plan (the "Plan"), which has been amended from time to time and which was most recently restated by the adoption of The CORPORATEplan for Retirement(SM) Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 (a prototype plan sponsored by Fidelity Management and Research Corporation) by executing an Adoption Agreement on October 19, 2000; and

          WHEREAS, Section 16.02 of The CORPORATEplan for Retirement(SM) Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 provides for the amendment of the Plan by the Employer, and

          WHEREAS, the Employer wants to allow for Employer Matching Contributions to be made only to the accounts the employees of certain participating Employers,

          NOW THEREFORE, Section 1.10 of the Plan is hereby amended by including the following effective January 1, 2001:

               The Employer shall make Employer Matching Contributions as indicated in Section 1.10 only for active employee RTI Energy Systems, Weld Tech Division and employees of New Century Metals.

          IN WITNESS THEREOF, RTI International Metals, Inc. has caused this amendment to be executed this 21 day of December, 2000, by its duly authorized officer.

                                       RTI International Metals, Inc.


                                       By: /s/ Michael B. Shaughnessy
                                          ---------------------------

                                       Title: Administrator - Employee Benefits
                                             ----------------------------------


Attest  /s/  Tracy Butcher
      ----------------------

                   APPENDIX D -- LOAN AND WITHDRAWAL SERVICES

Loans and withdrawals from the Plan shall be processed in accordance with the provisions of the Plan and this Appendix D. Fidelity shall provide loan and withdrawal processing services subject to the terms and conditions of this Appendix D.

1. PARTICIPANT LOANS

   Loan setup fee per loan:                                     $75
                                                                ---
                                             Fee Paid By: Employer

   Annual loan maintenance fee per loan:                        $25
                                                                ---
                                             Fee Paid By: Employer

Loans Processed By Plan Sponsor Webstation (PSW)
------------------------------------------------

This Section includes the Loan Policy adopted in accordance with the Plan. All other provisions governing Participant loans are included in the Plan. This
Section is effective for loans made on or after the Effective Date of the CORPORATEplan for Retirement[SM]. Subject to paragraph f. below, other loans made under the Plan shall continue under their existing terms until they are repaid.

     a. Administration -- The Employer shall administer the Plan loan program and shall act as Fidelity's agent in holding physical custody of promissory notes and other loan documents, collecting and remitting all principal and interest payments to Fidelity, keeping the proceeds of such loan repayments separate from the other assets of the Employer and clearly identifying such assets as Plan assets, and canceling and surrendering the promissory note and other loan documents to the Participant when a loan has been paid in full.

     b. Application Procedures -- Applications for loans shall be made to the Employer on forms available from the Employer. The Employer shall review the loan application(s). Once approved by the Employer, completed requests are forwarded to Fidelity in the agreed upon method.

     c. Conditions and Limitations --

        i. Minimum Principal Amount. The minimum principal amount of any loan is $1,000.

        ii. Duration. The repayment period of any loan shall be no more than five years unless such loan is for the purchase of a Participant's primary residence, in which case the repayment period may not extend beyond 10 years from the date of the loan.

        iii. Sources. The Administrator may provide that loans only be made from certain contribution sources within Participant Account(s) by notifying the Trustee in writing of the restricted source.

        iv.  Purpose: A loan will be granted for any purpose.

        v. Repayment Method. A loan to an Employee shall be repaid at least quarterly by payroll. If repayment is not made by payroll deduction, a loan shall be repaid by the Employee to


                                                           CPR Service Agreement
                                                                        04/20/01

                                       17

                 (C)1999 Fidelity Management & Research Company

EXECUTION PAGE (EMPLOYER'S COPY)


This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:


                                                 ORIGINAL
SERVICE AGREEMENT                              EFFECTIVE DATE  REVISION DATE(S)
-----------------                              --------------  ----------------

ARTICLES I and II                                01/01/2001
Appendix A - Investment Schedule and Services    01/01/2001
Appendix B - Enrollment and Education Services   01/01/2001
Appendix C - Contribution Processing Services    01/01/2001
Appendix D - Loan and Withdrawal Services        01/01/2001       4/20/2001
Appendix E - Compliance Services                 01/01/2001
Appendix F - Miscellaneous Additional Services   01/01/2001



In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.


EMPLOYER:                                       EMPLOYER:

 Michael B. Shaughnessy
-----------------------------                   -----------------------------
(Print Name)                                    (Print Name)



/s/ Michael B. Shaughnessy
-----------------------------                   -----------------------------
(Signature)                                     (Signature)



Administrator - Employee Benefits
---------------------------------               -----------------------------
(Title)                                         (Title)



May 2, 2001
-----------------------------                   -----------------------------
(Date)                                          (Date)


Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.


FIDELITY MANAGEMENT TRUST COMPANY:


-----------------------------
(Print Name)



-----------------------------
(Signature)



-----------------------------
(Title)



-----------------------------
(Date)



                                                          CPR Service Agreement
                                                                       04/20/01
                                       11
               (C) 1999 Fidelity Management & Research Company

EXECUTION PAGE (FIDELITY'S COPY)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

                                                     ORIGINAL
SERVICE AGREEMENT                                 EFFECTIVE DATE      REVISION DATE(S)
-----------------                                 --------------      ----------------
Articles I and II                                    01/01/2001
                                                  ----------------    ----------------
Appendix A - Investment Schedule and Services        01/01/2001
                                                  ----------------    ----------------
Appendix B - Enrollment and Education Services       01/01/2001
                                                  ----------------    ----------------
Appendix C - Contribution Processing Services        01/01/2001
                                                  ----------------    ----------------
Appendix D - Loan and Withdrawal Services            01/01/2001           4/20/2001
                                                  ----------------    ----------------
Appendix E - Compliance Services                     01/01/2001
                                                  ----------------    ----------------
Appendix F - Miscellaneous Additional Services       01/01/2001
                                                  ----------------    ----------------

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

EMPLOYER:                                    EMPLOYER:

Michael B. Shaughnessy
----------------------------------           ----------------------------------
(Print Name)                                 (Print Name)

/s/ Michael B. Shaughnessy
----------------------------------           ----------------------------------
(Signature)                                  (Signature)

Administrator - Employee Benefits
----------------------------------           ----------------------------------
(Title)                                      (Title)

May 2, 2001
----------------------------------           ----------------------------------
(Date)                                       (Date)


Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

FIDELITY MANAGEMENT TRUST COMPANY:

----------------------------------
(Print Name)


----------------------------------
(Signature)


----------------------------------
(Title)


----------------------------------
(Date)



                                                           CPR Service Agreement
                                                                        04/20/01
                                       10
                (C) 1999 Fidelity Management & Research Company

EXECUTION PAGE (EMPLOYER'S COPY)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

                                                     ORIGINAL
SERVICE AGREEMENT                                 EFFECTIVE DATE      REVISION DATE(S)
-----------------                                 --------------      ----------------
Articles I and II                                    01/01/2001
                                                  ----------------    ----------------
Appendix A - Investment Schedule and Services        01/01/2001
                                                  ----------------    ----------------
Appendix B - Enrollment and Education Services       01/01/2001
                                                  ----------------    ----------------
Appendix C - Contribution Processing Services        01/01/2001
                                                  ----------------    ----------------
Appendix D - Loan and Withdrawal Services            01/01/2001           4/20/2001
                                                  ----------------    ----------------
Appendix E - Compliance Services                     01/01/2001
                                                  ----------------    ----------------
Appendix F - Miscellaneous Additional Services       01/01/2001
                                                  ----------------    ----------------

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

EMPLOYER:                                    EMPLOYER:

Michael B. Shaughnessy
----------------------------------           ----------------------------------
(Print Name)                                 (Print Name)

/s/ Michael B. Shaughnessy
----------------------------------           ----------------------------------
(Signature)                                  (Signature)

Administrator - Employee Benefits
----------------------------------           ----------------------------------
(Title)                                      (Title)

May 2, 2001
----------------------------------           ----------------------------------
(Date)                                       (Date)


Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.

FIDELITY MANAGEMENT TRUST COMPANY:

----------------------------------
(Print Name)

/s/ Eric L. Wichmann
----------------------------------
(Signature)

Eric L. Wichmann
Authorized Signatory
----------------------------------
(Title)

5/4/01
----------------------------------
(Date)



                                                           CPR Service Agreement
                                                                        04/20/01
                                       11
                (C) 1999 Fidelity Management & Research Company

[RMI TITANIUM COMPANY LETTERHEAD]



                                AMENDMENT TO THE
       RTI INTERNATIONAL METALS, INC. EMPLOYEE SAVINGS & INVESTMENT PLAN


     WHEREAS, RTI International Metals, Inc., (the "Corporation") has adopted The RTI International Metals, Inc. Employee Savings & Investment Plan, which has been amended from time to time and which was most recently restated by the adoption of the CORPORATEplan for Retirement Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 (a prototype plan sponsored by Fidelity Management and Research Corporation) by executing an Adoption Agreement on January 1, 2001; and

     WHEREAS, Section 16.02 of the CORPORATEplan for Retirement Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 provides for the amendment of the Plan by the Employer, and

     WHEREAS, the Employer wants to allow the following:

     For the Galt Alloys Group:
     -    Per Section 1.01(d) Plan Year End will by 12/31.
     -    Per Section 1.04(a) there will be no age requirement.
     -    Per Section 1.04(b) Service requirement will be 6 months.
     -    Per Section 1.04(c) Excluded Classes will be none.
     - Per Section 1.04(d) Entry Dates will be first day of the month after 6 months of service.
     -    Per Section 1.05(c) Comp Exclusions will be none.
     -    Per Section 1.07(a) Deferral Limitations will be 1-20%.
     -    Per Section 1.09(a) Other 401(k) Contributions will be QNEC.
     - Per Section 1.10(2) Match will be 25% of first 6% of employee contributions-discretionary.
     -    Per Section 1.10 Match Eligibility not applicable.
     - Per Section 1.10 Employer Contribution will be 3% of compensation-discretionary.
     -    Per Section 1.11 Employer Contribution Eligibility will be none.
     -    After Tax Withdrawal will be none (no contributions).
     -    Rollover Withdrawal will be none.
     - Per Section 1.18 Hardship Withdrawal include deferrals (rollovers), $1,000 minimum.
     -    Per Section 1.18 Hardship Test will be Safe Harbor.
     -    Per Section 1.18 In-service Withdrawal will be all accounts at age
          59.5.
     - Per Section 1.17 Participant loans are allowed one at a time/any reason/$1,000 minimum.


[4 BVQi LOGOS]

- Per Section 1.15 Employer Contribution Vesting will be 6 year graded (0-2 years-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%)

- Per Section 1.15 Match Vesting will be 6 year graded (0-2 years-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%)

- Per Section 1.15 Top Heavy Vesting will 6 year graded (0-2 years-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%)

-    Vesting Computation will be elapsed time from hire date.

-    Per Section 1.13(a) Normal Retirement will be age 65.

-    Per Section 1.13(b) Early Retirement will be age 55 and 7 years of service.

-    Per Section 1.14 Disability will be per long term disability plan.

- Per Section 1.19 Payment Methods will be lump sum/installments/50% & 100% Single Life Annuity.

-    Investment Types will be mutual funds.

-    Exch Restrictions will be employer directed.

-    404(c) - yes.

-    Load Waiver - no.

-    OBRA - yes.

-    UCA - yes.

NOW THEREFORE, the Plan is hereby amended in its entirety and replaced by the above January 1, 2001.

IN WITNESS WHEREOF RTI International Metals, Inc. Employee Savings & Investment Plan has caused this amendment to be executed this 7th Day of March, 2001, by:

                                                  RTI INTERNATIONAL METALS, INC.


                                        By:     /s/ Michael B. Shaughnessy
                                               ---------------------------------


                                        Title: Administrator-Employee Benefits
                                               ---------------------------------



Attest: /s/ Tracy Butcher
        ------------------

                       [RMI TITANIUM COMPANY LETTERHEAD]


                                AMENDMENT TO THE
       RTI INTERNATIONAL METALS, INC. EMPLOYEE SAVINGS & INVESTMENT PLAN

     WHEREAS, RTI International Metals, Inc., (the "Corporation") has adopted The RTI International Metals, Inc. Employee Savings & Investment Plan, which has been amended from time to time and which was most recently restated by the adoption of the CORPORATEplan for Retirement Profit Sharing/401/(k) Plan, Fidelity Basic Plan Document No. 07 (a prototype plan sponsored by Fidelity Management and Research Corporation) by executing an Adoption Agreement on January 1, 2001; and

     WHEREAS, Section 16.02 of the CORPORATEplan for Retirement Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 provides for the amendment of the Plan by the Employer, and

     WHEREAS, the Employer wants to allow the following:

     For the RTI Energy Systems (Weld-Tech) Group:
     -    Per Section 1.01(d) Plan Year End will be 12/31.
     -    Per Section 1.04(a) Age requirement will be age 21.
     -    Per Section 1.04(b) Service requirement will be 3 months.
     -    Per Section 1.04(c) Excluded Classes will be Union/Non-resident
          Aliens and leased employees.
     -    Per Section 1.04(d) Entry Dates will be first day of the month.
     - Per Section 1.05(c) Comp Exclusions will be commissions and stock options.
     -    Per Section 1.07(a) Deferral Limitations will be 1-20%.
     -    Per Section 1.09(a) Other 401(k) Contributions will be QNEC.
     - Per Section 1.10(2) Match will be 50% of the first 8% of contributions-discretionary.
     -    Per Section 1.10 Match Eligibility not applicable.
     -    Per Section 1.10 Employer Contribution will be none.
     -    Per Section 1.11 Employer Contribution Eligibility is not applicable.
     -    After Tax Withdrawal will be none (no contributions).
     -    Rollover Withdrawal will be 4 times/year.
     - Per Section 1.18 Hardship Withdrawal include deferrals (rollovers), $1,000 minimum.
     -    Per Section 1.18 Hardship Test will be Safe Harbor.
     -    Per Section 1.18 In-service Withdrawal will be all accounts at age
          59.5.
     - Per Section 1.17 Participant loans are allowed one at a time/any reason/$1,000 minimum
     -    Per Section 1.15 Employer Contribution Vesting will be not applicable.



                               FOUR [BVQi LOGOS]

- Per Section 1.15 Match Vesting will be 33% for each year of service (less then 1 year-0%; 1-2 years-33%; 2-3 years-66%; 3 years or more-100%)
- Per Section 1.15 Top Heavy Vesting will be 6 year graded (0-2 years-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%)
-  Vesting Computation will be elapsed time from hire date.
-  Per Section 1.13(a) Normal Retirement will be age 65.
-  Per Section 1.13(b) Early Retirement - none.
-  Per Section 1.14 Disability will be per Social Security.
-  Per Section 1.19 Payment Methods will be lump sum.
-  Investment Types will be mutual funds, employer stock fund.
-  Exch Restrictions will be unrestricted by plan.
-  404(c) - yes.
-  Load Waiver - no.
-  OBRA - yes.
-  UCA - yes.

NOW, THEREFORE, the Plan is hereby amended in its entirety and replaced by the above January 1, 2001.

IN WITNESS WHEREOF RTI International Metals, Inc. Employee Savings & Investment Plan has caused this amendment to be executed this 7th Day of March, 2001, by:



                                              RTI INTERNATIONAL METALS, INC.


                                        By:  /s/ Michael B. Shaughnessy
                                           ____________________________________


                                        Title: Administrator-Employee Benefits
                                               ________________________________


Attest: /s/ Tracy Butcher
        __________________

[RMI TITANIUM COMPANY LETTERHEAD]

                                AMENDMENT TO THE
       RTI INTERNATIONAL METALS, INC. EMPLOYEE SAVINGS & INVESTMENT PLAN


     WHEREAS, RTI International Metals, Inc., (the "Corporation") has adopted The RTI International Metals, Inc. Employee Savings & Investment Plan, which has been amended from time to time and which was most recently restated by the adoption of the CORPORATEplan for Retirement Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 (a prototype plan sponsored by Fidelity Management and Research Corporation) by executing an Adoption Agreement on January 1, 2001; and

     WHEREAS, Section 16.02 of the CORPORATEplan for Retirement Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 provides for the amendment of the Plan by the Employer, and

     WHEREAS, the Employer wants to allow the following:

     For the Tube Mill and Service Center Group:

     -    Per Section 1.01(d) Plan Year End will be 12/31.
     -    Per Section 1.04(a) Age requirement will be age 21.
     -    Per Section 1.04(b) Service requirement will be 3 months.
     - Per Section 1.04(c) Excluded Classes will be Union/Non-resident Aliens and leased employees.
     -    Per Section 1.04(d) Entry Dates will be first day of the month.
     - Per Section 1.05(c) Comp Exclusions will be commissions and stock options.
     -    Per Section 1.07(a) Deferral Limitations will be 1-20%.
     -    Per Section 1.09(a) Other 401(k) Contributions will be QNEC.
     -    Per Section 1.10(2) Match - none.
     -    Per Section 1.10 Match Eligibility not applicable.
     - Per Section 1.10 Employer Contribution will be 5% of compensation-discretionary.
     - Per Section 1.11 Employer Contribution Eligibility will be 1 year of service.
     -    After Tax Withdrawal will be none (no contributions).
     -    Rollover Withdrawal will be 4 times/year.
     - Per Section 1.18 Hardship Withdrawal include deferrals (rollovers), $1,000 minimum.
     -    Per Section 1.18 Hardship Test will be Safe Harbor.
     -    Per Section 1.18 In-service Withdrawal will be all accounts at age
          59.5.
     - Per Section 1.17 Participant loans are allowed one at a time/any reason/$1,000 minimum.

                                 [4 BVQi LOGOS]

- Per Section 1.15 Employer Contribution Vesting will be 6 year graded (0-2 years-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%)

-    Per Section 1.15 Match Vesting will be not applicable.

- Per Section 1.15 Top Heavy Vesting will be 6 year graded (0-2 years-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%)

-    Vesting Computation will be elapsed time from hire date.

-    Per Section 1.13(a) Normal Retirement will be age 65.

-    Per Section 1.13(b) Early Retirement - none.

-    Per Section 1.14 Disability will be per Social Security.

-    Per Section 1.19 Payment Methods will be lump sum.

-    Investment Types will be mutual funds, employer stock fund.

-    Exch Restrictions will be unrestricted by plan.

-    404(c) - yes.

-    Load Waiver - no.

-    OBRA - yes.

-    UCA - yes.

NOW THEREFORE, the Plan is hereby amended in its entirety and replaced by the above January 1, 2001.

IN WITNESS WHEREOF RTI International Metals, Inc. Employee Savings & Investment Plan has caused this amendment to be executed this 7th Day of March, 2001, by:

                                        RTI INTERNATIONAL METALS, INC.

                                        By: /s/ Michael B. Shaughnessy
                                            ------------------------------------
                                        Title: Administrator-Employee Benefits
                                               ---------------------------------
Attest: /s/ Tracy Butcher
        ------------------------

                       [RMI TITANIUM COMPANY LETTERHEAD]



                                AMENDMENT TO THE
       RTI INTERNATIONAL METALS, INC. EMPLOYEE SAVINGS & INVESTMENT PLAN

      WHEREAS, RTI International Metals, Inc., (the "Corporation") has adopted The RTI International Metals, Inc. Employee Savings & Investment Plan, which has been amended from time to time and which was most recently restated by the adoption of the CORPORATEplan for Retirement Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 (a prototype plan sponsored by Fidelity Management and Research Corporation) by executing an Adoption Agreement on January 1, 2001; and

      WHEREAS, Section 16.02 of the CORPORATEplan for Retirement Profit Sharing/401(k) Plan, Fidelity Basic Plan Document No. 07 provides for the amendment of the Plan by the Employer, and

      WHEREAS, the Employer wants to allow the following:

      For the New Century Metals Groups (Bowsteel CT, Bowsteel TX, Extrusion Technology Corp. of America, New Century Metals SE):

      - Per Section 1.01(d) Plan Year End will be 12/31.
      - Per Section 1.04(a) there will be no age requirement.
      - Per Section 1.04(b) there will be no service requirement.
      - Per Section 1.04(c) Excluded Classes will be Union/Non-resident Aliens.
      - Per Section 1.04(d) Entry Dates will be first day of employment.
      - Per Section 1.05(c) Comp Exclusions will be participation of first year.
      - Per Section 1.07(a) Deferral Limitations will be 1-20%.
      - Per Section 1.09(a) Other 401(k) Contributions will be QNEC.
      - Per Section 1.10(2) 50% of first 8% of employee contributions-discretionary.
      - Per Section 1.10 Match Eligibility not applicable.
      - Per Section 1.10 Employer Contribution will be discretionary, integrated at social security wage base.
      - Per Section 1.11 Employer Contribution Eligibility will be 501 hours
        (or death, disability, or retirement).
      - After Tax Withdrawal will be unlimited times/year (same as in-service).
      - Rollover Withdrawal will be unlimited times/year (same as in-service).
      - Per Section 1.18 Hardship Withdrawal include deferrals (rollovers).
      - Per Section 1.18 Hardship Test will be Safe Harbor.
      - Per Section 1.18 In-service Withdrawal will be all accounts at age 59.5.
      - Per Section 1.17 Participant loans are allowed one at a time/any reason/$1000 minimum.
      - Per Section 1.15 Employer Contribution Vesting will be 33.33% for each year of service (year one, 33%; year two, 66%, year three, 100%).



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
 - Per Section 1.15 Match Vesting will be 33.33% for each year of service (year one, 33%; year two, 66%; year three, 100%)

- Per Section 1.15 Top Heavy Vesting will be 33.33% for each year of service (year one, 33%; year two, 66%; year three, 100%)

-    Vesting Computation will be completed hours in plan year.

- Per Section 1.13(a) Normal Retirement will be age 65 or 5 years of participation.

-    Per Section 1.13(b) Early Retirement - none.

-    Per Section 1.14 Disability will be per doctor selected by employer.

-    Per Section 1.19 Payment Methods will be lump sum/installments/50%
     Survivor.

- Investment Types will be funds, stock, bond, options, real estate, LP's, commodity futures, etc.

-    Exch Restrictions will be employer directed.

-    404(c) - yes.

-    Load Wavier - no.

-    OBRA - yes.

-    UCA - yes.

NOW THEREFORE, the Plan is hereby amended in its entirety and replaced by the above January 1, 2001.

IN WITNESS WHEREOF RTI International Metals, Inc. Employee Savings & Investment Plan has caused this amendment to be executed this 7th Day of March, 2001, by:

                                        RTI INTERNATIONAL METALS, INC.



                                        By: /s/ Michael B. Shaughnessy
                                            ------------------------------------


                                        Title: Administrator-Employee Benefits
                                               ---------------------------------



Attest:  Tracy Butcher
        -----------------------------